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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 26, 2006


                         SYNOVIS LIFE TECHNOLOGIES, INC.
             (Exact name of Registrant as specified in its charter)

                        State of Incorporation: Minnesota
                          Commission File No.: 0-13907
                 I.R.S. Employer Identification No.: 41-1526554

                     Address of principal executive offices:
                             2575 University Ave. W.
                            St. Paul, Minnesota 55114

                        Telephone Number: (651) 603-3700

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS.

     On June 26, 2006, Synovis Life Technologies, Inc. announced that its board of directors had promoted Richard W. Kramp to President of the consolidated company, effective immediately, as the first step in a leadership transition. On the same date, Synovis also reported that Karen Gilles Larson, who continues to serve as the company's Chief Executive Officer, announced her plans to retire from her position as an officer of the company on January 3, 2007. The company's press release discussing these announcements has been filed as an exhibit to this report.

     Mr. Kramp, age 61, has served as President and Chief Operating Officer of the company's interventional business since August 2004. Prior to joining Synovis, Mr. Kramp most recently served as the President and Chief Operating Officer of Medical CV, Inc. From 1988 to 2003, Mr. Kramp served as President and Chief Operating Officer, and then President and Chief Executive Officer, as well as a director of ATS Medical. From 1978 to 1988, Mr. Kramp held sales and marketing positions at St. Jude Medical, serving as Vice President of Sales and Marketing from 1981. Earlier, Mr. Kramp held sales management positions with Life Instruments, Inc., and engineering positions with Cardiac Pacemakers, Inc., now part of Guidant Inc. Mr. Kramp has also served on the boards of C.A.B.G., Inc., Enpath Medical, Inc., Optical Sensors Incorporated and the Lillehei Surgical Society.

     Mr. Kramp's fiscal 2006 base salary, bonus and option grant information are set forth in the Summary of Fiscal 2006 Named Executive Officer Compensation, as filed as Exhibit 10.22 to Synovis' Form 10-K for its fiscal year ended October 31, 2005 and incorporated herein by reference. Mr. Kramp is also a party to a change in control agreement with Synovis that provides for severance payments if Mr. Kramp is terminated involuntarily by the company or resigns due to a material change of position or benefits within twelve months subsequent to a change in control. A copy of the form of change in control agreement between Synovis and Mr. Kramp was filed as Exhibit 10.1 to the company's Form 8-K, filed on September 3, 2004. Mr. Kramp is also eligible to participate in the company's medical, dental and life and disability insurance plans, 401(k) retirement plan and stock purchase plan, which are available to all company employees.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits.

          Exhibit   Description
          -------   -----------
            99.1    Synovis Life Technologies, Inc. Press Release dated
                    June 26, 2006.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        SYNOVIS LIFE TECHNOLOGIES, INC.


Dated: June 29, 2006                    By: /s/ Brett A. Reynolds
                                            ------------------------------------
                                            Brett A. Reynolds
                                            Vice President of Finance,
                                            Chief Financial Officer and
                                            Corporate Secretary

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                                  EXHIBIT INDEX

Exhibit No.           Description                      Method Of Filing
-----------           -----------                      ----------------
   99.1       Synovis Life Technologies, Inc.   Filed herewith electronically.
              Press Release dated June 26,
              2006